SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|
Check the appropriate box:
|_| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only
           (as permitted by Rule 14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                Rheometric Scientific, Inc.
       (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):
|X| No fee required

|_| Fee computed on table below per Exchange Act Rules 14a-
6(i)(4) and 0-11

(1) Title of each class of securities to which transaction applies:

-----------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it is determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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| _|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

-----------------------------------------------------------
(2)  Form, Schedule or Registration Statement No.:

-----------------------------------------------------------
(3)  Filing Party:

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(4)  Date Filed:

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



[LOGO]



                 RHEOMETRIC SCIENTIFIC, INC.
                     One Possumtown Road
                Piscataway, New Jersey 08854



                                          October 8, 1998


Dear Shareholder:

      You are cordially invited to attend the 1998 Annual Meeting of Shareholders of Rheometric Scientific, Inc., to be held on November 5, 1998 at 10:00 a.m. at the Company's headquarters, One Possumtown Road, Piscataway, New Jersey. Your Board of Directors and Management look forward to greeting personally those shareholders able to attend and to responding to any questions you may have concerning your Company.

     The matters to be acted upon at the meeting, as well as
other   important  information,  are  set   forth   in   the
accompanying Notice of Annual Meeting and Proxy Statement which you are urged to review carefully.

     Regardless of your plans for attending in person, it is important that your shares be represented and voted at the meeting. Accordingly, you are requested to complete, sign, date, and return the enclosed proxy card in the enclosed postage paid envelope. Signing this proxy will not prevent you from voting in person should you be able to attend the meeting, but will assure that your vote is counted, if, for any reason, you are unable to attend.

      Your interest and support in the affairs of Rheometric
Scientific are appreciated.

                                   Sincerely,


                                   Alexander F. Giacco
                                   Chairman of the Board

                 RHEOMETRIC SCIENTIFIC, INC.
                     One Possumtown Road
                Piscataway, New Jersey 08854
                       (732) 560-8550

          NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To:  The Shareholders of Rheometric Scientific, Inc.

      NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Shareholders of Rheometric Scientific, Inc. ("RSI") will be held on November 5, 1998, at 10:00 a.m. at RSI's headquarters, One Possumtown Road, Piscataway, New Jersey, to consider and act upon the following proposals:

        1. To elect seven directors to the Board of Directors, each to serve for a one-year term;

     2.   To consider and act upon a proposal to approve the
     Amendment  to the Company's 1996 Stock Option  Plan  to
     increase  the number of authorized shares from  250,000
     to 500,000 shares of common stock;

     3. To consider and act upon a proposal to approve the Amendment to the Company's 1996 Stock Option Plan to allow Options to be granted to "Outside" Directors;

     4. To ratify the appointment by the Board of Directors of the firm of PricewaterhouseCoopers L.L.P.
     as independent auditors of RSI for the fiscal year ending December 31, 1998; and

     5. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

      Pursuant to RSI's Bylaws, the Board of Directors has fixed the close of business on September 28, 1998, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only holders of RSI's Common Stock of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

                          By Order of the Board of Directors


                          RICHARD J. GIACCO
                          Secretary

Piscataway, New Jersey
October 8, 1998

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE PROVIDED TO YOU. YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED.

                 RHEOMETRIC SCIENTIFIC, INC.
                     One Possumtown Road
                Piscataway, New Jersey 08854
                       (732) 560-8550

                       PROXY STATEMENT
               Annual Meeting of Shareholders
                      November 5, 1998

     This proxy statement is being furnished to shareholders of Rheometric Scientific, Inc. (the "Company" or "RSI") in connection with the solicitation by the Board of Directors of RSI of proxies to be used at the annual meeting of shareholders of RSI to be held on November 5, 1998, at 10:00 a.m. at the Company's headquarters, One Possumtown Road, Piscataway, New Jersey, and at any adjournments thereof. This proxy statement and the accompanying form of proxy are first being mailed to the shareholders of RSI on or about October 8, 1998.

      At the annual meeting, shareholders will be asked to (i) elect seven directors to the Board of Directors, each for a one-year term (Proposal 1, see page 4); (ii) consider and approve the amendment to the Company's 1996 Stock Option Plan to increase the number of authorized shares from 250,000 to 500,000 shares of common stock (Proposal 2, see page 12); (iii) consider and approve the amendment to the Company's 1996 Stock Option Plan to allow options to be granted to "Outside Directors" (Proposal 3, see page 12);
(iv) ratify the appointment of PricewaterhouseCoopers L.L.P. as independent auditors of RSI for the fiscal year ending December 31, 1998 (Proposal 4, see page 13); and
(v) transact such other business as may properly come before the annual meeting or any adjournments thereof.

     Axess Corporation ("Axess"), which currently owns 76.6% of outstanding common stock of the Company, intends to vote its shares in favor of all Proposals.

      SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

      Each outstanding share of common stock entitles its owner to one vote on all matters as to which a vote is taken at the annual meeting. The close of business on September 28, 1998, has been fixed by the Board of Directors of RSI as the record date for determination of shareholders entitled to vote at the annual meeting. The number of shares of common stock issued and outstanding and entitled to vote on the record date was 13,161,739. The presence, in person or by proxy, of at least a majority of the shares of common stock issued and outstanding and entitled to vote on the record date (6,580,870 shares) is necessary to constitute a quorum at the annual meeting. The affirmative vote of the holders of at least a majority of the votes cast by the holders  of  common  stock entitled to vote  at  the  annual meeting is required for the approval of all matters other than the election of directors. Abstentions and broker non-votes are not included as votes cast and accordingly will be excluded from the total number of votes upon which a majority is based. Thus, votes to abstain and broker non-votes will have no effect on the vote tabulation for such proposals. Directors shall be elected by a plurality vote of the outstanding shares of common stock present and entitled to vote at the annual meeting. According to the Company's Bylaws, unless otherwise provided by the New Jersey Business Corporation Act or the Company's Certificate of Incorporation, any other matter put to a shareholder vote will be decided by the affirmative vote of a majority of the votes cast on the matter.

      All proxies in the enclosed form of proxy that are properly executed and returned to RSI prior to commencement of voting at the annual meeting will be voted at the annual meeting or any adjournments or postponements thereof in accordance with the instructions thereon. All executed but unmarked RSI proxies will be voted FOR approval of the Proposals set forth in this proxy statement. A proxy may be revoked by any shareholder who attends the annual meeting and gives notice of his or her intention to vote in person without compliance with any other formalities. In addition, any RSI shareholder may revoke a proxy at any time before it is voted by executing and delivering a subsequent proxy or by delivering a written notice to the Secretary of RSI, stating that the proxy is revoked. At the annual meeting, shareholders' votes cast, either in person or by proxy, will be tabulated by Registrar and Transfer Company, the RSI transfer agent.

      The management of RSI does not know of any matters other than those set forth herein which may come before the annual meeting. If any other matters are properly presented to the annual meeting for action, it is intended that the persons named in the applicable form of proxy will vote the shares represented by proxies on such matters as determined by a majority of the Board of Directors.

      The expense of printing this proxy statement and the proxies solicited hereby and any filing fees incurred in connection with the proxy statement and certain other filings will be borne entirely by RSI. In addition to the use of the mails, proxies may be solicited by officers and directors and regular employees of RSI, without additional remuneration, by personal interviews, telephone, telegraph or otherwise.

      THE  BOARD  OF DIRECTORS RECOMMENDS THAT  SHAREHOLDERS
VOTE  FOR APPROVAL OF THE PROPOSALS SET FORTH IN THIS  PROXY
STATEMENT.

       VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Security Ownership of Certain Beneficial Owners
     The following table sets forth information as of August
1, 1998, with respect to persons known by RSI to be the beneficial owners of more than 5% of outstanding common stock.

Axess Corporation
  100 Interchange Boulevard
  Newark, Delaware 19711           10,076,257       76.6%


Dr. Joseph M. Starita
  20553 State Route 245
  Marysville, Ohio 43040-0648         674,635        5.1%


(1) For the purpose of this table, a person is the beneficial owner of any shares of common stock (1) over which he or she has or shares voting or investment power, or
  (2) of which he or she has the right to acquire beneficial ownership at any time within 60 days from August 1, 1998. "Voting power" is the power to vote or direct the voting of shares, and "investment power" is the power to dispose or direct the disposition of shares. All persons shown in the table above have sole voting and investment power, except as otherwise indicated.

Security Ownership in Axess of RSI Board and Management

                The following table sets forth information as of August 1, 1998, with respect to shares of Axess common stock beneficially owned by RSI directors, director nominees, Named Executive Officers (see "EXECUTIVE COMPENSATION"), and all directors and executive officers as a group. Individuals in each group who are not listed own no shares of Axess.


                                   No. of Shares
Name and Title with RSI            Beneficially Owned (1)    Percent
______________________________     ___________________        _______

Robert E. Davis, Ex-Chief Executive
 Officer and Ex-Director (2)            469,565                  21.6%

Alexander F. Giacco, President,
 Chief Executive Officer and
 Chairman of the Board                  469,565 (3)              21.6%

Richard J. Giacco, Vice President
 and Director                            46,957                   2.6%

R. Michael Hendricks, Director          187,826 (4)               8.6%

All RSI directors and executive
 Officers as a group (3 persons)        704,348                  32.8%

______________________
(1)  See   footnote  (1)  in  "Security  Ownership  of  Certain
     Beneficial Owners."
(2)  Robert E. Davis retired effective August 31, 1997.
(3)  446,087  shares (20.3%) are held by a revocable trust  for which  Mr.  Giacco  is the settlor, a  beneficiary  and  a
     trustee.   23,478 shares (1.3%) are held by a  company  in
     which Mr. Giacco has sole voting power.
(4)  Held  by a revocable trust for which Mr. Hendricks is  the settlor, a beneficiary and a trustee.


Security Ownership of Board and Management

     The following table sets forth information as of August 1, 1998, with respect to shares of common stock beneficially owned by each director, director nominee and Named Executive Officer (see "EXECUTIVE COMPENSATION") of RSI and by all directors and executive officers as a group.


                                      No. of Shares
Name and Title                     Beneficially Owned (1)  Percent
_____________________              _________________       _______

Alexander F. Giacco, President,
 Chief Execu-tive Officer and
 Chairman of the Board                   81,000              *

Alan R. Eschbach, Director (2)            2,240              *

Robert E. Davis, Ex-CEO, Ex-Director      5,000              *

Leonard Bogner, Director (2)                 --             --

Walter M. Bromm, Director (2)                --             --

Richard J. Giacco, Vice President
 and Director                             3,000 (3)          *

R. Michael Hendricks, Director            3,000              *

Robert K. Prud'homme, Director (2)         --               --

                              3


                                      No. of Shares
Name and Title                     Beneficially Owned (1)  Percent
_____________________              _________________       _______


Matthew Bilt, Vice President,
 Human Resources & Administration         6,800              *

Ronald F. Garritano, Vice President,
 Technology                              12,735              *

Joseph Musanti, Vice President,
 Finance & Materials                      3,250              *

John C. Fuhrmeister, Ex-Vice President,
 Finance & Administration                    --             --

All directors and executive officers as
 a group (10 persons)(4)                112,025              *

___________________
*   Denotes  less  than  1%  of the  outstanding  shares  of
    Common stock.
(1) See  footnote  (1)  in  "Security  Ownership  of  Certain
    Beneficial Owners."
(2) Does  not  include  25,000 shares  underlying  options
    granted subject to shareholder approval.
(3) Includes beneficial ownership of 1,000 shares held  in
    an investment partnership for the benefit of his children
    and managed by Mr. Giacco.
(4) Does  not  include  100,000 shares underlying  options
    granted subject to shareholder approval.


Compliance With Section 16(a) of the 1934 Act

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors, and beneficial owners of more than 10% of the outstanding common stock to file reports of their ownership of common stock and changes in such ownership with the Securities and Exchange Commission. The Company believes that during 1997 all such filings were made on a timely basis.

                    ELECTION OF DIRECTORS
                        (Proposal 1)

      The Bylaws of RSI provide that the number of directors shall not be fewer than three nor more than 15. The Board of Directors by resolution has established the number of directors to be seven. Under the Company's Certificate of Incorporation, the directors shall all be of one class.

      Unless otherwise specified on the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election as directors of the persons named in the table below as nominees. If any such director should become unavailable for any reason, which the Board of Directors has no reason to anticipate, the proxy holders will vote for the election of such other person or persons as the Board of Directors may recommend.

Information as to Nominees

      The following table sets forth the names of the Board of Directors' nominees for election as directors. Also set forth is certain biographical information with respect to each nominee, including age, principal occupation or employment during the past five years, positions held with RSI, the periods during which he has served as a director and any other directorships held.



                                  Principal Occupation or Employment
                                  During the Past Five Years and Office   Director
Name                        Age    (if any) Held in the Company            Since

Alexander F. Giacco          78    Chairman of the Board since August        1993
                                   31,   1997,   President  and   Chief
                                   Executive Officer since February  6,
                                   1998.    Managing  Director,   Axess
                                   Corporation,   since  its  inception
                                   in  1991; prior thereto Chairman  of
                                   HIMONT   Incorporated,  a   plastics
                                   manufacturing  company,  since   its
                                   formation  (1983-1991),  and  served
                                   as  CEO (1987-1990).   Mr. Giacco is
                                   the father of Richard J. Giacco.

Leonard Bogner               57    President, Bogner Business Consultants,   1995
                                   Inc.   since   its   formation    in
                                   November    1994;   prior   thereto,
                                   Senior       Chemicals      Research
                                   Department    Analyst,    Prudential
                                   Securities Brokerage Firm, from  May
                                   1986 to October 1994.

Walter M. Bromm             63     Retired; prior thereto, Senior Vice       1998
                                   President,    Montell,    Inc.,    a
                                   polyolefin  materials company,  from
                                   1993   to  1997,  and  Senior   Vice
                                   President,  HIMONT  Incorporated,  a
                                   plastics manufacturing company  from
                                   1987 to 1993.

Alan R. Eschbach              51    President, Flow Technology, Inc.,        1997
                                    an      instrumentation     company
                                    specializing  in  flow   measurement
                                    products since February 1998;  prior
                                    thereto    President    and    Chief
                                    Executive     Officer,    Rheometric
                                    Scientific,  Inc.  from  August  31,
                                    1997   to   February  6,  1998   and
                                    Director  since  August  31,   1997;
                                    Executive   Vice  President,   Chief
                                    Operating   Officer  from   November
                                    1994   to  August  1997;  and   Vice
                                    President,  Domestic & International
                                    Sales & Marketing from October  1988
                                    to November 1994.

Richard J. Giacco             46    Vice President, Rheometric Scientific,   1992
                                    Inc. since February 19, 1998; Vice
                                    President   and   General   Counsel,
                                    Axess    Corporation    since    its
                                    inception  in  1991;  prior  thereto
                                    served  as associate general counsel
                                    for  Safeguard Scientifics, Inc.,  a
                                    computer  software  and  electronics
                                    company  since 1985.  Mr. Giacco  is
                                    the son of Alexander F. Giacco.


                                   Principal Occupation or Employment
                                  During the Past Five Years and Office   Director
Name                         Age    (if any) Held in the Company          Since

R. Michael Hendricks          60    President, Axess Corporation since       1992
                                    its   inception   in   1991;   prior
                                    thereto  served  as  president   and
                                    chief  operating officer  of  HIMONT
                                    Incorporated,       a       plastics
                                    manufacturing company, since 1983.

Robert K. Prud'homme          50    Professor of Chemical Engineering        1981
                                    at   Princeton     University  since
                                    1978;  Consultant  to  Dow  Chemical
                                    Company, Block Drug, Helene  Curtis,
                                    and Rhodia Incorporated.


                   EXECUTIVE COMPENSATION
      The following table sets forth a summary of all compensation paid or accrued by the Company for services rendered during the 12-month periods ended December 31, 1997, 1996, and 1995, to the Company's chief executive officer and the four most highly compensated executives of the Company, each of whose aggregate salary and bonus exceeded $100,000 for the 12-month period ended December 31, 1997 (the "Named Executive Officers"):

                 Summary Compensation Table

                                                                   Long Term
                                  Annual Compensation            Compensation
                        ______________________________________    __________
                                                                    Awards
                                                                  _________
Name and                                               Other (1)  Securities
Principal Position           Year    Salary   Bonus  Compensation Underlying
                                                                   Options
__________________           ____   ________  ______   ________     _______

Alan R. Eschbach (2)         1997  $165,614       0     $2,235           0
 President, Chief Executive  1996   161,313       0      3,289      28,000
Officer, and Director        1995   153,948  $4,996      3,150           0

Robert E. Davis (3)          1997   100,000       0          0           0
 Chief Executive Officer     1996   150,000       0          0           0
 and President               1995   150,000       0          0           0

Ronald F. Garritano          1997   146,506       0      2,672           0
  Vice President, Technology 1996   144,687       0      2,889      18,000
                             1995   140,658   3,293      2,809           0

Matthew Bilt                 1997   116,693       0      1,660           0
  Vice President, Human      1996   115,582       0      1,425       9,400
 Resources & Administration  1995   114,423   2,585      1,386           0

John Fuhrmeister (4)         1997   120,383       0      2,235           0
  Vice President, Finance &  1996   124,363       0      2,430           0
 Administration              1995   121,047   2,770      1,986           0


(1)   Company contributions under the Savings and Investment
  Retirement Plan.
(2)    Mr.   Eschbach  resigned  on  February  6,  1998.    Mr.
  Alexander F. Giacco became president and chief executive officer effective that date.
(3) Mr. Davis served as president and CEO of the Company from September 20, 1993 to August 31, 1997. Rheometric and Axess verbally agreed that Rheometric would pay to Axess a management fee, equal to $150,000 per year, for said services. See Item 13. Certain Relationships and Related Transactions.
(4)   Mr.  John Fuhrmeister left the Company effective May  23,
  1997.


Options Exercises and Holdings

      The following table sets forth information with respect to the Named Executive Officers concerning unexercised options held as of the end of the last fiscal year, none of which was in-the-money. No Named Executive Officer exercised any options during the last year.

                           Number of Securities Underlying
                           Unexercised Options at 12-31-97 (#)
                           Exercisable   Unexercisable

      Alan R. Eschbach (1)   7,000         21,000
      Ronald F. Garritano    4,500         13,500
      Matthew Bilt           2,350          7,050
      ______________
   (1)  Mr. Eschbach's options terminated on May 7, 1998.

Board Committees

       The Board of Directors has a Stock Option and Compensation Committee (the "Compensation Committee"), which is responsible for administering the Option Plan. The members of the Compensation Committee are Messrs. Bogner, Hendricks, and R. Giacco. During the 12-month period ended December 31, 1997, the Compensation Committee held one meeting.

      The Board of Directors has an Audit Committee which reviews the scope and procedures of the audit activities of the independent auditors and their reports on their audits. It also reviews reports from RSI's financial management and independent auditors on compliance with corporate policies and the adequacy of RSI's internal accounting controls. The members of the Audit Committee are Messrs. Hendricks and Bogner, and Dr. Prud'homme. The Audit Committee held one meeting during the 12-month period ended December 31, 1997.

Attendance at Meetings

     During the 12-month period ended December 31, 1997, the
Board of Directors held four meetings. No director attended fewer than 75% of the aggregate of the meetings of the board and committees to which such directors was assigned.

Compensation of Directors

      Non-employee directors of the Company are paid an annual retainer fee of $3,000, plus $1,000 per Board meeting attended in person and reimbursement of their travel
expenses.   No  fees  are  paid for  committee  meetings  or
special telephone meetings.

Employment Agreements

      The Company amended and restated written employment agreements with Mr. Bilt in September 1996 and with Mr. Garritano in March 1998. In addition, the Company entered into a written employment agreement with Mr. Musanti in March 1998. Under these agreements, base annual salary is $150,000 for Mr. Garritano, $115,000 for Mr. Bilt, and
$120,000 for Mr. Musanti, all subject to discretionary increase by the Board of Directors. Messrs. Bilt and Musanti's employment agreements have an initial term of one year and can be continued from year to year thereafter. Mr. Garritano's agreement, which was amended in March 1998, has an initial term of three years and can be continued from year to year thereafter.

      The employment agreements contain a provision that provides for the executives to be compensated should their employment be terminated upon a change of control. Messrs. Bilt and Musanti's agreements indicate that they would be entitled to receive one year's base pay, plus any bonus participation or other benefit that the executive may be entitled to for up to one year. Upon a termination due to a change of control, Mr. Garritano's employment agreement provides for the greater of the term of the agreement or one year's base pay, plus any bonus participation or other benefit to which he may be entitled to in that period. If a change of control were to occur today and Mr. Garritano's employment was terminated, Mr. Garritano would be entitled to receive $416,538, as of September 1, 1998.

Compensation Committee Report on Executive Compensation

     Decisions on compensation of RSI's executives generally are made by the three-member Compensation Committee. Each member of the Compensation Committee is a non-employee director. All decisions by the Compensation Committee relating to the compensation of RSI's executive officers are approved by the full Board of Directors.

      Executive Compensation Policies. The Compensation Committee's executive compensation policies are designed to provide competitive levels of compensation that integrate
compensation   with  the  Company's  annual  and   long-term
performance goals, reward above-average corporate performance, recognize individual initiative and achievements, and assist RSI in attracting and retaining qualified executives. Target levels of the executive officers' overall compensation are intended to be consistent with others in the Company's industry, but are increasingly being steered toward programs contingent upon the Company's performance. Compensation paid to RSI's Named Executive Officers in 1997 consisted of base salary.

      All the Named Executive Officers, other than Messrs. Davis and A. Giacco, are employed pursuant to written employment agreements which establish their base annual salary. The terms of the agreements in the judgment of the Compensation Committee are standard and appropriate for these executives and accordingly were endorsed by the Compensation Committee and ratified by the remaining members of the Board.

       All executive officers are entitled to receive incentive compensation based on their performance. In this regard, on January 27, 1994, the Compensation Committee approved an incentive pay system (the "Incentive System"). The Incentive System has been designed to motivate job performance and increase organizational productivity. Under the Incentive System, the Company will establish and fund an incentive pool based on achievement by the Company of performance objectives relating to profit, cash flow, revenue and cost reduction. Participation in this program is limited to select key positions designated by the Compensation Committee. Participants must be in the program for an entire calendar year before being eligible for a bonus, subject to exceptions made for newly hired employees.

      The 1997 incentive pool was based on a formula of performance objectives relating to revenues, operating income, cash management, and cost reductions after a minimum operating income is achieved. The 1997 financial results did not trigger a pay-out under the program guidelines, and no bonus pool was distributed.

      The 1998 Plan under the Incentive System is based on achieving a minimum of $1.5 million in operating profits after deduction of interest (the "1998 Target"). If the Company achieves the 1998 Target, the 1998 Plan provides for payment of $100,000. If the Company exceeds the 1998 Target, the 1998 Plan provides for an additional payment of 15% of the first $1.0 million in operating profits after deduction of interest above the 1998 Target, and for an additional payment of 20% of each additional $1.0 million in operating profits after deduction of interest in excess of $1 million above the 1998 Target. Payments under the 1998 Plan shall be made into a pool in which each management participant has been awarded a percentage interest.

      The Compensation Committee also endorses the position that stock ownership by management and stock-based performance compensation arrangements are beneficial in aligning management's and shareholders' interests in the enhancement of shareholder value. Thus, the Compensation Committee may increasingly utilize these elements in compensation packages for its executive officers.

     Named Executive Officers, other than Mr. A. Giacco, may be granted options to purchase common stock and are eligible to participate on the same terms as non-executive employees in the Company's Savings and Investment Retirement Plan (the "Savings Plan"), a broad-based plan which accords benefits based on pre-established formulas and eligibility criteria, as well as Company group life and health insurance plans. All decisions with respect to option grants will be made solely by the Compensation Committee, subject to approval by the full board of Directors.

      President and CEO Compensation. As chief executive officer of RSI until August 31, 1997, Mr. Davis did not receive any compensation from the Company. The Company agreed to pay Axess a management fee of $150,000 per year for services to be rendered by Mr. Davis. Mr. Davis had devoted substantially all of his time on behalf of Axess to RSI during his tenure. Mr. Davis retired on August 31, 1997. The management fee for the fiscal year ended December 31, 1997 was $100,000.

      Mr. Eschbach became president and chief executive officer on August 31, 1997 when Mr. Davis retired. During Mr. Eschbach's tenure as president and chief executive officer (August 31, 1997 to February 6, 1998), he was compensated pursuant to his employment agreement with the Company and received no additional compensation upon becoming president and CEO. On February 6, 1998, Mr. Alexander F. Giacco became president and chief executive officer. Mr. A. Giacco receives no compensation from the Company, and Axess has elected not to require the Company to pay a management fee for said services.

Respectfully submitted,



Leonard Bogner, R. Michael Hendricks, and Richard J. Giacco


Stock Performance Chart
      The following table sets forth comparative information regarding RSI's cumulative shareholder return on common stock over the last five fiscal years ended December 31, 1997. Total shareholder return is measured by dividing total dividends (assuming dividend reinvestment) plus share price change for a period by the share price at the beginning of the measurement period. RSI's cumulative shareholder return based on an investment of $100 at the beginning of the five-year period beginning January 1, 1993 is compared to the cumulative total return of the Nasdaq Market Index and an index comprised of public companies whose securities have been trading publicly since January 1, 1993 and which report under the standard industrial classification code 3826 (34 companies excluding RSI) (the "Peer Group Index").

               Comparison of Cumulative Total

                      Return Among RSI,
          Peer Group Index, and NASDAQ Market Index
         for the Five Years Ended December 31, 1997



                [ GRAPH showing return among
                    RSI Peer Group Index
                  and NASDAQ Market Index]


  Data Points Used in Comparison of Cumulative Total Graph


                                              December 31,


    _______________________________________

                           1993     1994    1995     1996     1997
                          ______   ______  ______   ______   ______


    RSI              100   68.75   62.50   75.00    96.88    46.88

    Peer Group       100  104.17   93.52  149.87   179.35   212.77

    Nasdaq Market    100  119.95  125.94  163.35   202.99   248.30


Source:  Media General Financial Services


       CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Mr. Robert E. Davis was president and CEO of the Company from September 20, 1993 to August 31, 1997. In January 1994, the Company and Axess verbally agreed that the Company would pay to Axess a management fee, equal to $150,000 per year. Included in accrued liabilities at December 31, 1997 is $517,000 for said services.

       On   February  23,  1996,  Axess  and  the  Company
consolidated all outstanding debt of the Company to Axess,
totaling   $5,740,000,   along  with   deferred   interest
amounting to $517,972, into a new subordinated note for an
aggregate  amount  of  $6,257,972.   The  new  note  bears
interest at 12% payable monthly and is due February 28, 1999. The maturity of the note was extended in 1998 until February 28, 2002.

      At  December  31, 1997, the Company  owed  to  Axess
$148,088.20 for insurance premium advances.


               AMENDMENTS TO STOCK OPTION PLAN

      The Board of Directors is proposing two amendments (Proposals 2 and 3 below) to the Company's 1996 Stock Option Plan (the "Plan"). The first amendment involves an increase in the authorized shares that may be issued under the Plan. The second amendment involves expanding the eligibility provision of the plan to permit grants of options to certain non-employees directors. If the amendments are approved, the Plan, which was approved at the Company's annual meeting of shareholders on May 30, 1996, will remain unchanged in all other respects.

     Proposals 2 and 3 each require approval by the majority of the votes cast. Common stock votes that are cast against a proposal will be counted for purposes of determining the total number of votes cast with respect to the proposal. Abstentions and broker non-votes are not included as votes cast and accordingly will be excluded from the total number of votes upon which a majority is based. Thus, abstentions and broker non-votes will have no effect on the vote tabulation for Proposals 2 and 3.

      AMENDMENT TO INCREASE NUMBER OF AUTHORIZED SHARES
                        (Proposal 2)

      On February 19, 1998, the Board of Directors approved and is proposing for shareholder approval an amendment of the Plan to increase the number of shares of common stock reserved for issuance pursuant to options granted thereunder by 250,000 shares (from 250,000 to 500,000 shares).
Currently, there are 303,400 options outstanding under the Plan. At the February meeting the Board granted options with respect to 125,000 shares to key employees and 100,000 shares to Outside Directors (see Proposal 3 below), subject to approval of this proposal. Options granted that exceed the current authorized shares will not be effective if shareholders fail to approve this proposal. Management believes that stock options have been and will continue to be one of the most important methods of attracting and retaining key personnel responsible for the development and growth of the Company's business. In order to permit the Company to continue to use stock options as an incentive to its officers and key personnel and as a means to promote increased shareholder value, the Plan needs to be amended to increase the number of shares reserved for issuance.

The  Board  of  Directors recommends that shareholders  vote
"FOR" this amendment to the Plan to increase authorized shares reserved for issuance from 250,000 to 500,000 shares.

    AMENDMENT TO ALLOW OPTIONS TO BE GRANTED TO "OUTSIDE"
                          DIRECTORS

                        (Proposal 3)

      On September 25, 1997, the Board of Directors approved and is proposing for shareholder approval an amendment of the Plan that would allow option grants thereunder to "Outside Directors." An Outside Director is a member of the Board of Directors who is not: (a) an officer or key employee of the Company or one of its subsidiaries; or (b) an officer or director of any 10% or greater shareholder of the Company. Currently, options may be granted under the Plan to any officer or key employee of the Company or any "subsidiary corporation" thereof (as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code")). The Compensation Committee granted 25,000 options with exercise prices equal to the fair market value of the Company's common stock on the date of grant ($1.375), to each of the following Outside Directors: (i) Mr. Bogner and Dr. Prud'homme on September 25, 1997; and (ii) Messrs. Bromm and Eschbach on February 19, 1998, pending shareholder approval. As of the date of this proxy statement, there has been no determination by the Compensation Committee with respect to future awards to Outside Directors, officers or key employees under the Plan. Accordingly, future awards are not determinable. At the present time, the Company has four Outside Directors. Any options granted to Outside Directors will not be classified as incentive stock options within the meaning of Section 422 of the Code.

       By expanding option grants to include Outside Directors, the Company will be better able to attract and retain the best available personnel to serve on its Board of Directors. Moreover, such option grants will create a greater incentive for non-employee directors to further maximize shareholder value.

The  Board  of  Directors recommends that shareholders  vote
"FOR" this amendment to the Plan to allow options to be granted to Outside Directors.

     RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                        (Proposal 4)

       The Board of Directors of RSI has appointed PricewaterhouseCoopers L.L.P. as independent auditors to audit the books and accounts of RSI for the year ending December 31, 1998, and recommends that the appointment of such auditors be ratified by the shareholders. PricewaterhouseCoopers L.L.P. completed the audit of the books and accounts of RSI for the fiscal year ended December 31, 1997, and has been RSI's independent auditor since September 13, 1993. The Board of Directors believes that the selection of an independent auditor to audit the books and accounts of RSI prepared by management is an appropriate matter for shareholder consideration. If the shareholders do not ratify the selection of PricewaterhouseCoopers L.L.P., the Board of Directors will consider the selection of another firm of independent certified public accountants to audit the books and accounts for RSI for the year ending
December       31,      1998.       Representatives       of
PricewaterhouseCoopers L.L.P. are expected to be present at the meeting and will have the opportunity to make a statement (if they so desire) and to be available to respond to appropriate questions.

 The Board of Directors recommends a vote "FOR" Proposal 4.


     DEADLINES FOR RECEIPT OF SHAREHOLDER PROPOSALS FOR
            CONSIDERATION AT 1999 ANNUAL MEETING

      Any proposals that a shareholder wishes to submit for inclusion in the Company's proxy statement for the 1999 annual meeting of shareholders pursuant to SEC Rule 14a-8 must be received by the Company no later than February 1, 1999. In addition, notice of any proposal that a shareholder wishes to propose for consideration at the 1999 annual meeting of shareholders, but does not seek to include in the Company's 1999 proxy statement pursuant to Rule 14a-8, must be delivered to the Company no later than April 15, 1999 if the proposing shareholder wants the Company to describe the nature of the proposal in its 1999 proxy statement as a condition to the Company's exercising discretionary authority to vote proxies on the proposal. Any shareholder proposals or notices submitted to the Company in connection with the 1999 annual meeting of shareholders should be addressed to: Richard J. Giacco, Secretary, Rheometric Scientific, Inc., One Possumtown Road, Piscataway, NJ 08854.

                           GENERAL

      The Board of Directors knows of no other matters to be presented for consideration at the annual meeting. However, if any other matters properly come before the annual meeting, it is intended that the persons named in the accompanying form of proxy will vote on such other matters in accordance with their judgment of the best interests of RSI.


     RSI HAS PROVIDED TO SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON SEPTEMBER 28, 1998, WITHOUT CHARGE, RSI'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997. ADDITIONAL COPIES WILL BE PROVIDED, WITHOUT CHARGE, UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.

                   By Order of the Board of Directors


                                   RICHARD J. GIACCO
                                   Secretary

October 8, 1998

                       REVOCABLE PROXY

 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                 RHEOMETRIC SCIENTIFIC, INC.

     The undersigned hereby appoints Alexander F. Giacco, Richard J. Giacco, and each of them, with power of substitution, to represent and to vote on behalf of the undersigned all of the shares of Rheometric Scientific, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the Company's Headquarters, One Possumtown Road, Piscataway, New Jersey, on Thursday, November 5, 1998, at 10:00 A.M., and at any adjournment or adjustments thereof, hereby revoking all proxies heretofore given with respect to such stock, upon the following proposals more fully described in the notice of and proxy statement for the meeting (receipt of which is hereby acknowledged).

The Board of Directors recommends a vote "FOR" Proposals 1,
2, 3 and 4.

1.   ELECTION OF DIRECTORS

  Nominees:  Alexander F. Giacco, Leonard Bogner, Walter M.
  Bromm, Alan R. Eschbach,Richard J. Giacco, R. Michael
  Hendricks, Robert K. Prud'homme

  WITHHELD FOR: (Write that nominee's name in the space provided below).



      ___
     /__ / FOR all nominees listed above (except as marked to the contrary).

     ___
    /__/ WITHHOLD AUTHORITY to vote for all nominees listed above.

                                        FOR    AGAINST  ABSTAIN
                                          ___      ___    ___
2.   APPROVAL OF AMENDMENT TO THE        /___/    /___/  /___/
     COMPANY'S 1996 STOCK OPTION
     PLAN TO INCREASE THE NUMBER
     OF AUTHORIZED SHARES FROM
     250,000 TO 500,000
                                         ___      ___     ___
3.   APPROVAL OF AMENDMENT TO THE       /___/    /___/   /___/
     COMPANY'S 1996 STOCK OPTION
     PLAN TO ALLOW OPTIONS TO
     BE GRANTED TO "OUTSIDE" DIRECTORS
                                         ___      ___     ___
4.   APPOINTMENT OF INDEPENDENT         /___/   /___/    /___/
     ACCOUNTANTS


This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned Shareholder. If no direction is made, this Proxy will be voted FOR Proposals
1, 2, 3 and 4.


Signature(s)
__________________________________________________________

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.